SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934




Check the appropriate box:
[  ]  Preliminary Information Statement
[X]   Definitive Information Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))


           Diversified Investors Portfolios -Special Equity Portfolio
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:




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                       AUSA LIFE INSURANCE COMPANY, INC.
                             4 Manhattanville Road
                            Purchase, New York 10577


October 12, 2001


Dear Contract Holder:


     We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by AUSA Life Insurance Company, Inc. with unit interests in the Diversified Investors Variable Funds Special Equity Subaccount of The Diversified Investors Variable Funds. The enclosed information statement describes a new subadviser for Special Equity Portfolio, the underlying mutual fund in which all of the assets of Diversified Investors Variable Funds Special Equity Subaccount are invested.


     On August 1, 2001, with the approval of the Board of Trustees of Special Equity Portfolio, INVESCO Institutional (N.A.), Inc. became the fifth subadviser of the Portfolio. Currently, the Portfolio's subadvisers are INVESCO, Goldman Sachs Asset Management, Husic Capital Management, RS Investment Management, L.P. and Westport Asset Management, Inc.

     Special Equity Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes INVESCO and the terms of the Subadvisory Agreement with INVESCO. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 926-0044 if you have any questions.


                                   Sincerely,



                                   /s/  Robert F. Colby
                                   Robert F. Colby
                                   Vice President and Assistant Secretary

                            SPECIAL EQUITY PORTFOLIO
                            Four Manhattanville Road
                            Purchase, New York 10577

October 12, 2001

Dear Investor:


     The enclosed information statement describes a new subadviser for Special Equity Portfolio. On August 1, 2001, with the approval of the Board of Trustees of Special Equity Portfolio, INVESCO Institutional (N.A.), Inc. became the fifth subadviser of the Portfolio.

     Currently, the Portfolio's subadvisers are INVESCO, Goldman Sachs Asset Management, Husic Capital Management, RS Investment Management, L.P. and Westport Asset Management, Inc.

     Special Equity Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes INVESCO and the terms of the Subadvisory Agreement with INVESCO. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at 800-926-0044 if you have any questions.


                                   Sincerely,


                                   /s/  Robert F. Colby
                                   Robert F. Colby
                                   Secretary

                            SPECIAL EQUITY PORTFOLIO
                            Four Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                             INFORMATION STATEMENT


This Information Statement is being provided to investors in Special Equity Portfolio (the "Portfolio") by the Portfolio's Board of Trustees in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolio has received from the Securities and Exchange Commission. The exemptive order permits the Portfolio's manager, under certain circumstances, to hire new subadvisers with the approval of the Portfolio's Board of Trustees, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about a new subadviser to its investors. Accordingly, investors are not being asked to vote on the hiring of the new subadviser, but are encouraged to review this Information Statement.


WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Portfolio is a series of Diversified Investors Portfolio (the "Trust"), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of April 23, 1993. The Portfolio was designated as a separate series of the Trust on April 23, 1993 and commenced operations July 1, 1994. The Portfolio's mailing address is Four Manhattanville Road, Purchase, New York 10577.

The annual report for the Portfolio for the period ended December 31, 2000, including audited financial statements, and the semi-annual report for the period ended June 30, 2001 have previously been sent to investors and are available upon request without charge by contacting Catherine Mohr, Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577 or by calling toll-free, (800) 926-0044.

This Information Statement is being mailed on or about October 12, 2001.

BACKGROUND


The Portfolio is a master fund in a master/feeder mutual fund structure. Currently 11 feeders invest all of their assets in the Portfolio. The Portfolio, in turn, invests directly in securities.

Diversified Investment Advisors, Inc., a Delaware corporation (the "Adviser"), Four Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (the "Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to such agreement (the "Independent Trustees") on November 14, 2000. The Advisory Agreement was most recently submitted to a vote of investors in the Portfolio on January 3, 1994 in connection with its initial approval. More information about the Advisory Agreement appears below. See "Existing Advisory Agreement."


Subject to the terms of the Advisory Agreement, the Adviser is responsible for the management of the Portfolio, selects and employs, subject to the review and approval of the Board of Trustees of the Portfolio, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time. Currently, the Portfolio has five subadvisers.


EXISTING ADVISORY AGREEMENT

As noted above, the Adviser manages the assets of the Portfolio pursuant to the Advisory Agreement. The Advisory Agreement became effective on January 3, 1994 and continues in effect from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio or by the vote of a "majority of the outstanding voting securities" of the Portfolio on 60 days' prior written notice to the Adviser, or by the Adviser as to the Portfolio. The Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act, the Internal Revenue Code and to the investment objectives, policies, procedures and restrictions contained in the Portfolio's then current Registration Statement under the 1940 Act. The Adviser also provides the Board of Trustees with such reports and data as are requested by the Board from time to time.

The Adviser also provides the Portfolio with administrative services. The services the Adviser may provide to the Portfolio under the terms of the Advisory Agreement include making available the office space, equipment and clerical personnel necessary for maintaining the Portfolio, negotiating contracts with and supervising the performance of the Portfolio's transfer agent, custodian and other agents, preparing and filing with the Securities and Exchange Commission documents such as the Portfolio's Registration Statement and maintaining the Portfolio's books and records.

The Advisory Agreement provides that the Adviser will not be liable for any mistake in judgment or in any other circumstance in carrying out the terms and provisions of the Advisory Agreement, except that the Adviser is liable for any liability arising out of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or by reason of its reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement states that the Adviser may execute purchase and sale orders with itself or affiliates provided that any commission paid by the Portfolio is fair and reasonable compared to commissions paid to brokers with similar capabilities as the Adviser or its affiliate for transactions involving similar securities. Any Portfolio transaction executed through the Adviser or an affiliate, however, must be made pursuant to policies adopted by the Board of Trustees and must comply with applicable law. Under the Advisory Agreement, the Adviser will be responsible for voting all proxies in relation to the securities held in the Portfolio.

A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption "Diversified Advisory Fees."

The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any person provided that the Adviser's ability to perform its obligations under the Advisory Agreement are not affected.

Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement. (Please note that the Advisory Agreement is Schedule A to Exhibit A.) The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in such Exhibit.


NEW SUBADVISORY AGREEMENT


At a meeting of the Board of Trustees of the Portfolio held on July 11, 2001, the Board considered, at the Adviser's recommendation, the addition of INVESCO Institutional (N.A.), Inc. ("INVESCO") as a subadviser of the Portfolio. The Board then reviewed the Adviser's procedures for selecting new subadvisers. As discussed below under the heading "Evaluation by the Board of Trustees," the Board approved a new Subadvisory Agreement with INVESCO. Accordingly, effective August 1, 2001, the Adviser entered into a Subadvisory Agreement with INVESCO.


The INVESCO Subadvisory Agreement became effective on August 1, 2001 and will continue in effect through August 1, 2003 and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The Agreement may also be terminated by INVESCO upon 90 days' advance written notice to the Adviser. The Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Subadvisory Agreement, INVESCO furnishes continuing portfolio management services to the Portfolio with respect to the assets of the Portfolio allocated to it, subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. INVESCO selects securities for the Portfolio using a proprietary Stock Selection Model. This model generates forecasts for each stock relative to a relevant universe of small capitalization stocks. The forecasts for each stock are then combined with risk estimates for each stock in an optimization process. This process is intended to create a portfolio of securities with the desired relative return/risk characteristics. INVESCO also provides the Adviser with such investment advice and reports and data as are requested by the Adviser.


The INVESCO Subadvisory Agreement provides that the subadviser is responsible only for managing assets of the Portfolio in good faith and in accordance with the Portfolio's investment objectives, fundamental policies and restrictions, and has no responsibility whatsoever for, and will incur no liability on account of, (i) diversification, selection or establishment of such investment objectives, fundamental policies, and restrictions, (ii) advice on, or management of, any other assets for the Adviser or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio. The Agreement also provides that INVESCO will not be responsible for overall Portfolio compliance with requirements of the 1940 Act or Subchapter M of the Internal Revenue Code, which are outside of INVESCO's control.

The Subadvisory Agreement provides that INVESCO will be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the Subadvisory Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof, and to brokers and future commission merchants, fines, taxes, penalties and interest. INVESCO is liable, however, for any liability, damages, or expenses of the Adviser arising out of the willful malfeasance, bad faith, gross negligence or violation of applicable law by INVESCO or any of its employees in providing management under the Subadvisory Agreement or the reckless disregard by such persons of the duties owed under the Subadvisory Agreement; and, in such cases, the indemnification by the Adviser referred to above will be inapplicable.

The Subadvisory Agreement states that INVESCO may place orders with brokers or dealers that sell shares of the Portfolio or that sell shares of any other fund for which INVESCO provides investment advisory services, to the extent that the placing of such orders is in compliance with the rules of the Securities and

Exchange Commission and the National Association of Securities Dealers, Inc. Under the Subadvisory Agreement, INVESCO will be responsible for voting all proxies in relation to the securities held in the Portfolio.

A description of the investment advisory fees to be paid by the Adviser to INVESCO appears below under the caption "INVESCO Subadvisory Fees."


The Subadvisory Agreement also provides that during the term of the agreement, INVESCO will not manage any special equity fund as defined in the Agreement (as a similarly sized investment vehicle where multiple subadvisers are employed) for certain employee benefit plans in the same manner as that employed by INVESCO for the Portfolio. However, the Agreement provides that this restriction does not apply to any funds or other investment vehicles currently or in the future advised, underwritten, sponsored or otherwise organized by INVESCO or one of its affiliates.


Investors should refer to Exhibit A attached hereto for the complete terms of the INVESCO Subadvisory Agreement. The description of the INVESCO Subadvisory Agreement set forth herein is qualified in its entirety by the provisions of the Subadvisory Agreement as set forth in such Exhibit.


DIVERSIFIED ADVISORY FEES

Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.80% of the Portfolio's average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2000 to December 31, 2000 were $10,147,286. An affiliate of the Adviser, Diversified Investment Securities Corp., provides placement agency services to the Portfolio. Diversified Investment Securities Corp. receives no compensation for serving as placement agent to the Portfolio.

As of December 31, 2000, the Portfolio had net assets of $1,311,523,517.


INVESCO SUBADVISORY FEES

Under the INVESCO Subadvisory Agreement, the Adviser (not the Portfolio) pays INVESCO for its services on the basis of the following annual fee schedule:

                                  Fee Schedule

                 0.55% of the first $100 million of net assets
                     of the Portfolio allocated to INVESCO
                  0.45% of the next $100 million of net assets
                     of the Portfolio allocated to INVESCO
                    0.30% of next $100 million of net assets
                     of the Portfolio allocated to INVESCO
               0.20% of the net assets of the Portfolio allocated
                          to INVESCO over $300 million

Under the INVESCO Subadvisory Agreement, net assets are equal to the market value of the Portfolio. Fees are calculated by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio allocated to INVESCO by the fee schedule and dividing by twelve. Fees are paid by the Adviser quarterly.

Fees that would have been payable to INVESCO for services provided pursuant to the INVESCO Subadvisory Agreement for the period from January 1, 2000 to December 31, 2000 had the INVESCO Subadvisory Agreement been in effect for such period and assuming that INVESCO managed 20% of the Portfolio's assets at all times during that period, are $1,165,863. Investors should note that the Adviser, not the Portfolio, pays all subadvisory fees.

INFORMATION REGARDING INVESCO

INVESCO was founded in 1971 and has been a federally registered investment adviser managing institutional accounts since 1971. The principal offices of INVESCO are located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, GA 30309. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. However, INVESCO's ultimate parent is AMVESCAP PLC, through AMVESCAP's wholly owned subsidiary, AVZ, Inc., which in turn owns 100% of INVESCO Group Services, Inc., which in turn owns 100% of INVESCO North American Holdings, Inc.

AMVESCAP is an independent publicly traded asset management company with over $370 billion in assets worldwide as of March 31, 2001. INVESCO's senior management owns 25% of AMVESCAP.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the principal executive officers and the directors of INVESCO, as of June 30, 2001. The principal business address of each individual, as it relates to his or her duties at INVESCO, is the same as that of INVESCO.

NAME                                    POSITION(S) WITH INVESCO AND PRINCIPAL
                                        OCCUPATION IF DIFFERENT FROM POSITION(S)
                                        WITH INVESCO
John Davis Rogers                       President and Chief Executive Officer

Luis Aguilar                            Executive Vice President, Secretary and
                                        General Counsel

Dennis T. Donahue                       Chief Operating Officer

David Alexander Hartley                 Vice President, Secretary and Treasurer

Donald Helton Young                     Managing Director, Head of Structured
                                        Products Group, INVESCO, N.E. Division


No officer or Trustee of the Portfolio currently is an officer or employee of INVESCO. No officer or Trustee of the Portfolio has any other material direct or indirect interest in INVESCO or any other person controlling, controlled by or under common control with INVESCO. Since January 1, 2000, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which INVESCO was or is to be a party.


MANAGEMENT ACTIVITIES. As of June 30, 2001, INVESCO had $114 billion in assets under management.


INVESCO does not act as investment manager for any other registered investment company with investment objectives similar to the Portfolio.


EVALUATION BY THE BOARD OF TRUSTEES

At a meeting held on July 11, 2001, following presentations by the Adviser and consideration of the factors discussed below, the Board of Trustees of the Portfolio, including all of the Independent Trustees, approved the INVESCO Subadvisory Agreement.

Before approving the Subadvisory Agreement with INVESCO, the Board of Trustees reviewed the Adviser's reasons for wanting to hire INVESCO and the Adviser's procedures for selecting new subadvisers. The Adviser presented to the Board the proposal to add INVESCO as a fifth subadviser to the Portfolio. The Adviser stated that the Portfolio's assets had been increasing and, on the date of the meeting, exceeded $1 billion. The Adviser noted that each of the four existing subadvisers, which had been allocated roughly equal portions of the assets of the Portfolio to subadvise, had reached or almost reached the maximum amount of assets they felt comfortable managing. The Adviser stated that, in its opinion, the addition of INVESCO as a subadviser to the Portfolio would alleviate the pressure on the four existing subadvisers of managing the growing assets of the Portfolio. The Adviser further noted that it believed INVESCO's small cap management style, which was a "core" style combining growth and value elements, would compliment the growth and value management styles of the four existing subadvisers to the Portfolio without upsetting the existing balance of styles.

The Trustees also considered information with respect to INVESCO and whether the INVESCO Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests. As part of their deliberations, the Trustees took into account, among other factors, the nature and quality of the anticipated services to be provided by INVESCO, information presented regarding INVESCO's proposed fees and expense ratio, and the organizational and financial capability of INVESCO. In this regard, the Trustees considered the financial strength of INVESCO, and the commitment of INVESCO to the financial services industry, in particular INVESCO's clear institutional focus and long-term performance. The Trustees based their determinations in part on discussions with the Adviser at the meeting. The Board also reviewed and discussed information about how the Portfolio's assets allocated to INVESCO would be managed.

Based upon its review and the representations made to it, the Board of Trustees, including all of the Independent Trustees, concluded that (a) the terms of the INVESCO Subadvisory Agreement were reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and
(b) the fees provided in the INVESCO Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, approved the INVESCO Subadvisory Agreement.

                             ADDITIONAL INFORMATION

The Portfolio's placement agent is Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577. The Portfolio's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., Four
Manhattanville Road, Purchase, New York 10577.

As of June 30, 2001, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of June 30, 2001, the following persons owned of record or had the right to vote 5% or more of the outstanding shares of the Portfolio:


                                           Amount and
                                           Nature of            Percentage of
                                           Beneficial            Beneficial
Name and Address of Shareholder            Ownership             Ownership
--------------------------------------------------------------------------------

AUSA Life Insurance Company, Inc.         9,496,456.47            39.83
4 Manhattanville Road
Purchase, New York  10577

Diversified Investment Advisors          14,860,913.72            25.70
Collective Trust
4 Manhattanville Road
Purchase, New York  10577

Diversified Investors Funds Group        21,490,017.90            30.69
4 Manhattanville Road
Purchase, New York  10577


The Portfolio is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio or, for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

                              By Order of the Board of Trustees,



                              /s/ Robert F. Colby
                              Robert F. Colby, Secretary


October 12, 2001

                                                                       Exhibit A

                        INVESTMENT SUBADVISORY AGREEMENT


     INVESTMENT SUBADVISORY AGREEMENT, dated as of August 1, 2001 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and INVESCO, Inc., a Delaware corporation ("Subadvisor").

                                  WITNESSETH:


     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Special Equity Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees ("Assets"), subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Registration Statement on Form N-1A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and
(c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor shall exercise the Portfolio's voting rights, rights to consent to corporate actions and any other rights pertaining to the Portfolio's securities in accordance with its policy, a copy of which shall be provided to Diversified.

     Should the Board of Trustees at any time establish an investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which INVESCO, Inc. is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor and of Diversified. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

          Diversified represents and warrants (i) that it has full power and authority to enter into this Agreement, (ii) that this Agreement has been duly authorized and when executed and delivered will be binding upon the Portfolio,
(iii) that Diversified is a "qualified eligible client," as defined in Rule 4.7 promulgated by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act, as amended, and as set forth in Schedule D.

     5. Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor's control include compliance with any percentage limitations applicable to the Portfolio's assets that would require knowledge of the Portfolio's holdings other than the Assets subject to this Agreement. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the willful malfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of the duties owed pursuant to this Agreement by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     6. Exclusivity. Subadvisor represents to Diversified that during the term of this Agreement, Subadvisor will not manage through any (1) open-end investment company or insurance company separate account registered under the 1940 Act; (2) collective trust fund; or (3) insurance company separate account excepted from regulation under section 3(c)(11) of the 1940 Act, any special equity fund defined as a similarly sized investment vehicle as described above where multiple sub-advisors are employed, in the same manner to the strategy, defined as Structure Small Cap Core, employed by Subadvisor for Diversified under this Agreement if such investment vehicles are designed exclusively for retirement plans described in Schedule C attached hereto.

     Notwithstanding the preceding paragraph above, Subadvisor is not and will not be precluded from providing such management services on behalf of any mutual fund, collective trust fund, or insurance company separate account that is currently or in the future advised, underwritten, sponsored or otherwise organized by any entity that is an affiliated person of Subadvisor within the meaning of section 2(a)(3) of the 1940 Act.

     7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

     9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

     11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, Subadvisor represents to Diversified that it will disclose to Diversified the existence of any pending legal action being brought against it that would affect this Agreement.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     14. Consent to Exemption. Diversified hereby consents to the Portfolio being an exempt account pursuant to CFTC Rule 4.7.

     15. CFTC Notice. Pursuant to an Exemption from the Commodity Futures Trading Commission in connection with accounts of qualified eligible clients, this brochure or account document is not required to be, and has not been filed with the Commission. The Commodity Futures Trading Commission does not pass upon the merits of participating in a trading program or upon the adequacy or accuracy of commodity trading advisor disclosure. Consequently, the Commodity Futures Trading Commission has not reviewed or approved this trading program or this brochure or account document.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                   Diversified Investment Advisors, Inc.


                                   By: /s/ John Hughes


                                   INVESCO, Inc.


                                   By: /s/ Donald H. Young

                                   SCHEDULE A
                                 (TO EXHIBIT A)

                         INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made as of January 3, 1994 by and between the Special Equity Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

         WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

         WHEREAS, Diversified has been organized to operate as an investment advisor under the Investment Advisers Act of 1940; and

         WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

         NOW, THEREFORE, this Agreement

                                  WITNESSETH:

         In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

         (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of

Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

         3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

         Diversified will determine the securities to be purchased, sold, lent exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with the obligation, Diversified may, to the extent permitted by law, purchase and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

         Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

         In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

         Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvestod. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with entities, to the extent such actions are permitted by the 1940 Act.

         (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

         (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions by the Board of Trustees.

         (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

         (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

         (f) Diversified shall also provide the Portfolio with the following services as may be required:

         (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

         (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

         (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

         (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

         (v)      maintaining books and records of the Portfolio.

         4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

         5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .80% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from the date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

         In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interest persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

         7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

         8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

         Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

         This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

         9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.


Attest:                             Diversified Investors Portfolios



__________________________          By:__________________________
                                        Tom Schlossberg
                                        Chairman and President



Attest:                             Diversified Investment Advisors, Inc.



__________________________          By:__________________________
                                        Gerald L. Katz
                                        Vice President and CFO

                                   SCHEDULE B
                                 (To Exhibit A)


The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE


                     .0055 OF THE FIRST $100M OF NET ASSETS
                     .0045 OF THE NEXT $100M OF NET ASSETS
                     .0030 OF THE NEXT $100M OF NET ASSETS
                     .0020 OF NET ASSETS IN EXCESS OF $300M

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

INVESCO, Inc. agrees that if at anytime during the term of this Subadvisory Agreement, INVESCO offers another of its clients (other than a client that is an affiliated person of INVESCO) a lower fee than that set forth in this Schedule B for the management of a similar product, size and structured Special Equity Portfolio or Special Equity Fund then Diversified will also be charged the lower rate.

                                   SCHEDULE C
                                 (To Exhibit A)


Target market for 401(a), 403(b) and 457 plans whose defined contibution assets are between $1 and $250 million.

                                   SCHEDULE D
                                 (To Exhibit A)


"Qualified Eligible Client" means:

     (A) person, acting for its own account or for the account of a qualified eligible client, that is:

          (1) a futures commission merchant registered pursuant to Section 4(d) of the United States Commodity Exchange Act, as amended ("Commodity Act");

          (2) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

          (3) a commodity pool operator registered pursuant to Section 4m of the Commodity Act which has been registered and active as such for two years or which operates pools which, in the aggregate, have total assets in excess of U.S. $5,000,000; or

          (4) a commodity trading advisor registered pursuant to Section 4m of the Commodity Act which has been registered and active as such for two years or which provides commodity interest trading advice to commodity accounts which, in the aggregate, have total assets in excess of U.S. $5,000,000 deposited at one or more futures commission merchants.

     (B)  A person which both:

(i) owns securities (including pool participations) of issuers not affiliated with such person and other investments with an aggregate market value of at least U.S. $2,000,000;

(ii) has had on deposit with a futures commission merchant, for its own account at any time during the six-month period preceding the date that person opens an exempt account with the Investment Manager, at least U.S. $200,000 in exchange-specified initial margin and option premiums for commodity interest transactions; or

(iii) owns a portfolio comprised of a combination of the funds or property specified in subparagraphs (i) and (ii) above in which the sum of the funds or property includable under (i) (expressed as a percentage of the minimum amount required thereunder) and the amount of futures margin and option premiums includable under (ii) (expressed as a percentage of the minimum amount required thereunder) equals at least one hundred percent. An example of a composite portfolio acceptable under this subparagraph
     (iii) would consist of U.S. $1,000,000 in securities and other property (50 percent of subparagraph (i)) and U.S. $100,000 in exchange-specified initial margin and option premiums (50 percent of subparagraph (ii));

(2)  and is:

     (i) an investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), or a business development company as defined in Section 2(a)(48) of the Investment Company Act not formed for the specific purpose of opening an exempt account with the Investment Manager;

     (ii) a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended ("Securities Act"), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting for its own account or for the account of a qualified eligible client;

     (iii)an insurance company as defined in Section 2(13) of the Securities Act acting for its own account or for the account of a qualified eligible client;

     (iv) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S. $5,000,000;

     (v) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), provided that the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is a bank, savings and loan association, insurance company, or registered investment adviser; or that the employee benefit plan has total assets in excess of U.S. $5,000,000; or, if the plan is self-directed, that investment decisions for, or the decisions as to the types of investment alternatives under, the plan am made solely by persons that are qualified eligible clients;

     (vi) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

     (vii)an organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986 as amended, with total assets in excess of U.S. $5,000,000;

     (viii)a corporation, Massachusetts or similar business trust, or partnership, other than a pool, which has total assets in excess of U.S. $5,000,000, and is not formed for the specific purpose of opening an exempt account with the Investment Manager;

      (ix) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time the person opens an exempt account, exceeds U.S. $1,000,000;

      (x) a natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years, or joint income with that person's spouse, in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

      (xi) trust, insurance company separate account or bank collective trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of opening an exempt account with the Investment Manager, whose investment in the exempt account is directed by a qualified eligible client or participant and in which all of the unit owners or participants, other than the Investment Manager, are qualified eligible participants; or

      (xii)except as provided for the governmental entities referenced in subparagraph (B)(2)(iv) above, if otherwise authorized by law to engage in such transactions, a governmental entity, (including the United States, a state, or a foreign government) or political subdivision thereof, or a multinational or supranational entity, or an instrumentality, agency, or department of any of the foregoing.

          (C)  A commodity pool operated pursuant to CFTC Rule 4.7

          (D) An entity in which all of the unit owners or participants, other than the Investment Manager, are persons listed in Paragraphs
               (A), (B) or (C) above.

          (E) Notwithstanding Paragraph (B) above, an entity as to which a notice of eligibility has been filed pursuant to CFTC Rule 4.5 which is operated in accordance with such Rule and in which all unit owners or participants, other than the Investment Manager, are qualified eligible participants.